Exhibit 10(el)2

                                 AMENDMENT NO. 2
                                       TO
                      DISTRIBUTION AND MARKETING AGREEMENT

This  Amendment  No.  2  to  Distribution  and  Marketing   Agreement   ("Second
Amendment") is dated as of April 21, 2004 between Artera Group, Inc., a Delaware corporation ("Artera"), and Avaya Inc., a Delaware corporation ("Avaya").

WHEREAS, Artera and Avaya are parties to that certain Distribution and Marketing Agreement dated as of April 21, 2003, as amended by Amendment No. 1 thereto dated as of October 8, 2003 (as so amended, "Distribution Agreement");

WHEREAS, the parties wish to extend the term of the Distribution Agreement as described herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

TERM

Article 7 of the Distribution Agreement is hereby amended to read in its entirety as follows:

     "The term of this Agreement shall begin on the Effective Date and, unless extended or earlier terminated by the written agreement of the parties or pursuant to Article 8 below, shall expire on May 21, 2004."

General

Except as expressly amended by this Second Amendment, the Distribution Agreement will remain in full force and effect. This Second Amendment may be executed in one or more counterparts. Each counterpart will be deemed an original, but all counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be signed by their duly authorized representatives.


AVAYA INC.                                    ARTERA GROUP, INC.


By:  /s/  Karen Schnitzer                     By:  /s/  Michael J. Parrella
     ----------------------                        ---------------------------
     Name:  Karen Schnitzer                        Name:  Michael J. Parrella
     Title: Sr. Purch. Specialist                  Title: Chairman & President